UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2016

EOS INC.
(exact name of the Registrant as specified in its charter)

Nevada	333-206853	30-0873246
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Room 519, 5F., No. 372, Linsen N. Road, Zhongshan District, Taipei City 104, Taiwan (R.O.C.)
(Address of principal executive offices)

Telephone: +8862-2568-3278
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01- ENTRY INTO A MATERIAL AGREEMENT

To ensure that those 7 shareholders of EOS INC., a Nevada corporation (the "Company"), that hold approximately 91% of the Company's issued free trading shares of common stock will not engage in conduct which could manipulate or otherwise affect the price of Company's free trading shares of common stock, those 7 shareholders, on the one hand, and the Company, on the other hand, have entered into and executed Lock-Up and Resale Restriction Agreements (the "Lock-Up Agreements").

The terms of the Lock-Up Agreements are 6 months (the "Lock-Up periods"). For each 30 day period of the Lock-Up periods each such shareholder is allowed to sell 1,000 free trading shares of the Company's common stock.

Specifically, CHANG, MING SHAO has signed a Lock-Up Agreement relating to 500,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.1.

Specifically, CHANG, YU CHIEH has signed a Lock-Up Agreement relating to 2,498,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.2.

Specifically, CHIA, CHENG TA has signed a Lock-Up Agreement relating to 300,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.3.

Specifically, CHIA, YU HSIANG has signed a Lock-Up Agreement relating to 2,500,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.4.

Specifically, CHIAO, WEN WEI has signed a Lock-Up Agreement relating to 2,498,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.5.

Specifically, HUANG, YUAN CHENG has signed a Lock-Up Agreement relating to 297,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.6.

Specifically, WU, CHI MING has signed a Lock-Up Agreement relating to 500,000 shares of the Company's free trading common stock. The copy of that Lock-Up Agreement is attached to this Current Report as Exhibit 10.7.

The foregoing descriptions of the Lock-Up Agreements are not complete and are qualified in their entirety by reference to the full and complete terms of those agreements that are filed as Exhibits 10.1 through 10.7,  inclusive, to this Current Report and incorporated herein by such references.

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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit Number	Exhibit Description

10.1	Lock-Up and Resale Restriction Agreement between the Company and CHANG, MING SHAO dated August 1, 2016.

10.2	Lock-Up and Resale Restriction Agreement between the Company and CHANG, YU CHIEH dated August 1, 2016.

10.3	Lock-Up and Resale Restriction Agreement, between the Company and CHIA, CHENG TA dated August 1, 2016.

10.4	Lock-Up and Resale Restriction Agreement between the Company and CHIA, YU HSIANG dated August 1, 2016.

10.5	Lock-Up and Resale Restriction Agreement between the Company and CHIAO, WEN WEI dated August 1, 2016.

10.6	Lock-Up and Resale Restriction Agreement between the Company and HUANG, YUAN CHENG dated August 1, 2016.

10.7	Lock-Up and Resale Restriction Agreement between the Company and WU, CHI MING dated August 1, 2016.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EOS INC.

Date: August 8, 2016	By:	/s/ Yu Cheng Yang
Yu Cheng Yang
President, Secretary, Treasurer and sole director

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EXHIBIT LIST

Exhibit Number	Exhibit Description

10.1	Lock-Up and Resale Restriction Agreement between the Company and CHANG, MING SHAO dated August 1, 2016.

10.2	Lock-Up and Resale Restriction Agreement between the Company and CHANG, YU CHIEH dated August 1, 2016.

10.3	Lock-Up and Resale Restriction Agreement, between the Company and CHIA, CHENG TA dated August 1, 2016.

10.4	Lock-Up and Resale Restriction Agreement between the Company and CHIA, YU HSIANG dated August 1, 2016.

10.5	Lock-Up and Resale Restriction Agreement between the Company and CHIAO, WEN WEI dated August 1, 2016.

10.6	Lock-Up and Resale Restriction Agreement between the Company and HUANG, YUAN CHENG dated August 1, 2016.

10.7	Lock-Up and Resale Restriction Agreement between the Company and WU, CHI MING dated August 1, 2016.

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